--------------------------------------------------------------------------------
[Warburg Pincus Funds logo omitted][Credit Suisse Asset Management logo omitted]

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2000


                                 WARBURG PINCUS
                                   FOCUS FUND
                         (FORMERLY WARBURG PINCUS SELECT
                           ECONOMIC VALUE EQUITY FUND)

More complete information about the Fund, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.


--------------------------------------------------------------------------------

   FROM TIME TO TIME, THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                              September 25, 2000

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Focus Fund1 (the "Fund") for the fiscal year ended August 31, 2000.

   At August 31, 2000, the net asset value ("NAV") of the Fund's Common shares was $19.13, compared to an NAV of $20.11 at August 31, 1999. As a result, the Common shares' total return was 33.4% (assuming the reinvestment of distributions totaling $5.77 per share). By comparison, the Standard & Poor's 500 Index2 (the "Index") returned 16.3% during the same period.

   We attribute the Fund's meaningful outperformance of its Index benchmark in the fiscal year to our adoption of a "barbell" approach to the portfolio. This approach was designed to enable the Fund to weather the periods of high market volatility that we anticipated, and to do so better than the U.S. equity market as a whole.

   On one end of the barbell, we emphasized the shares of companies that stood to benefit from global macroeconomic growth while possessing a somewhat defensive profile. Many of these were in the health care and consumer noncyclical sectors. On the other end, we focused on higher-growth companies, I.E., select technology names that combined a reasonable valuation with clear market leadership, proprietary products and/or strong pricing power.

   Stock selection was effective on both ends of the barbell. Among the first group, we fared best with pharmaceutical-related companies such as Mylan Labs (which accounted for 2.1% of the portfolio at August 31) and Pfizer (2.9% at August 31), as well as the medical technology producer Guidant (3.2% at August
31). We also owned Nabisco Group Holdings (2.6% at August 31), the food manufacturer whose stock soared on the news that it was being acquired.

   In technology, most of our largest positions generated solidly above-market returns. The top performers in this group included leading business-to-business software providers i2 Technologies (3.5% at August 31) and Siebel Systems (2.3% at August 31), and the Internet hardware giant Cisco Systems (4.2% at August
31).

WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------
   Our underweight position in financial services (I.E., relative to the Index benchmark) was a detriment to performance, as the sector rallied late in the fiscal year. We maintained this stance due to financial service companies' poor fundamentals, which included limited revenue growth for many companies, deteriorating credit quality and increased competition. Stock selection in energy also negatively impacted performance, as we took losses on our positions in leading oil companies like Exxon, Chevron and Marathon.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.



Sincerely yours,



D. Susan Everly, Director

WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS FOCUS FUND COMMON SHARES AND THE S&P 500 INDEX2 FROM INCEPTION (10/30/98) AND AT EACH
                            QUARTER END. (UNAUDITED)


[line graph omitted]
plot points as follows:

                 Warburg Pincus Focus Fund                       S&P 500
                       Common Shares                              Index2
10/30/98               $10000                                    $10000
11/30/98                10765                                     10606
02/28/99                11056                                     11322
05/31/99                11960                                     11942
08/31/99                12619                                     12151
11/30/99                13844                                     12821
02/29/00                14310                                     12650
05/31/00                15780                                     13193
08/31/00                16836                                     14134

         Average Annual
          Total Returns
      for the periods ended
             8/31/00
         (Common Shares)

             1 year
             33.42%

         Since Inception
          (10/30/98)
             32.70%





Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 Name changed from Warburg Pincus Select Economic Value Equity Fund effective January 1, 2000.

2 The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS
August 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES       VALUE
                                                          --------     -------
COMMON STOCKS (96.9%)
AEROSPACE & DEFENSE (7.3%)
    Boeing Co.                                              8,700   $  466,537
    Lockheed Martin Corp.                                  18,200      516,425
                                                                    ----------
                                                                       982,962
                                                                    ----------
AGRICULTURE (2.7%)
    Archer-Daniels-Midland                                 41,265      363,648
                                                                    ----------
AUTOMOBILES (2.2%)
    Ford Motor Co.                                         12,237      295,982
                                                                    ----------
BEVERAGES & TOBACCO (3.6%)
    Philip Morris Cos., Inc.                               16,400      485,850
                                                                    ----------
CHEMICALS (3.3%)
    Du Pont (E.I.) De Nemours & Co.                         7,700      345,537
    IMC Global, Inc.                                        7,000      102,812
                                                                    ----------
                                                                       448,349
                                                                    ----------
COMPUTERS, SOFTWARE & SERVICES (18.3%)
    America Online**                                        6,800      398,650
    Compaq Computer Corp.                                   8,600      292,937
    EMC Corp.**                                             1,400      137,200
    i2 Technologies**                                       2,700      456,806
    Inktomi Corp.**                                         2,300      299,863
    Microsoft Corp.**                                       7,400      516,613
    Siebel Systems, Inc.**                                  1,500      296,719
    Yahoo, Inc.**                                             500       60,750
                                                                    ----------
                                                                     2,459,538
                                                                    ----------
CONGLOMERATES (2.6%)
    General Electric Co.                                    6,000      352,125
                                                                    ----------
CONSUMER PRODUCTS & SERVICES (4.6%)
    Unilever N.V. ADR                                       8,000      378,000
    Wrigley (Wm.) Jr. Co.                                   3,300      244,406
                                                                    ----------
                                                                       622,406
                                                                    ----------
ELECTRONICS (6.0%)
    Atmel Corp.**                                           8,000      160,000
    Cisco Systems**                                         8,100      555,863
    Motorola, Inc.                                          2,500       90,156
                                                                    ----------
                                                                       806,019
                                                                    ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES       VALUE
                                                          --------     -------



COMMON STOCKS (CONT'D)
ENERGY & OIL EXPLORATION (3.7%)
    Burlington Resources, Inc.                              3,300  $   129,731
    Texaco, Inc.                                            7,000      360,500
                                                                   -----------
                                                                       490,231
                                                                   -----------
FINANCIAL SERVICES (1.6%)
    Freddie Mac                                             5,000      210,625
                                                                   -----------
FOOD & BEVERAGE (5.9%)
    Coca-Cola Co.                                           8,400      442,050
    Nabisco Group Holdings Corp.                           12,300      345,169
                                                                   -----------
                                                                       787,219
                                                                   -----------
HEALTH CARE (5.8%)
    Cardinal Health, Inc.                                   2,500      204,531
    Gilead Sciences, Inc.**                                 1,400      151,200
    Guidant Corp.**                                         6,200      417,338
                                                                   -----------
                                                                       773,069
                                                                   -----------
MISCELLANEOUS (3.0%)
    Standard & Poor's Depositary Receipts                   2,600      396,094
                                                                   -----------
PHARMACEUTICALS (12.5%)
    Eli Lilly & Co.                                         4,500      328,500
    Mylan Laboratories, Inc.                               10,200      270,938
    Pfizer, Inc.                                            8,900      384,925
    Pharmacia Corp.                                         8,800      515,350
    Watson Pharmaceuticals, Inc.                            2,800      172,725
                                                                   -----------
                                                                     1,672,438
                                                                   -----------
RETAIL (2.3%)
    Costco Wholesale Corp.**                                4,000      137,750
    Wal-Mart Stores, Inc.                                   3,700      175,519
                                                                   -----------
                                                                       313,269
                                                                   -----------
TELECOMMUNICATIONS (11.5%)
    JDS Uniphase Corp.**                                    1,800      224,072
    Lucent Technologies                                    11,100      464,119
    SBC Communications, Inc.                               12,900      538,575
    WorldCom, Inc.**                                        8,600      313,900
                                                                   -----------
                                                                     1,540,666
                                                                   -----------
TOTAL COMMON STOCKS (Cost $11,342,773)                             $13,000,490
                                                                   -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------   -------
SHORT-TERM INVESTMENT (1.8%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      5.710% 09/01/00
      (Cost $240,569)                                         $241  $   240,569
                                                                    -----------
TOTAL INVESTMENTS (98.7%) (Cost $11,583,342*)                        13,241,059

OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                            174,587
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $13,415,646
                                                                    ===========

  * Cost for Federal income tax purposes at August 31, 2000 is $11,998,700. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                           $1,910,237
        Gross Depreciation                                             (667,878)
                                                                     ----------
        Net Appreciation                                             $1,242,359
                                                                     ==========

 ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
                       ADR   =    American Depository Receipts


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (cost -  $11,583,342)                       $13,241,059
   Cash                                                                  14,183
   Receivable for investments sold                                      145,793
   Receivable for Fund shares sold                                      220,412
   Receivable from investment adviser                                     2,050
   Dividends and interest receivable                                     16,220
   Prepaid expenses and other assets                                     31,728
                                                                    -----------
     Total Assets                                                    13,671,445
                                                                    -----------
LIABILITIES
   Payable for investments purchased                                    226,283
   Distribution fee payable (Common shares)                                 526
   Accrued expenses payable                                              28,990
                                                                    -----------
     Total Liabilities                                                  255,799
                                                                    -----------
NET ASSETS
   Capital stock, $0.001 par value                                          698
   Paid-in capital                                                   11,244,838
   Undistributed net investment loss                                     25,921
   Accumulated net realized gain from investments                       486,471
   Net unrealized appreciation on investments                         1,657,718
                                                                    -----------
     Net Assets                                                     $13,415,646
                                                                    ===========
INSTITUTIONAL SHARES
   Net assets                                                       $10,657,970
                                                                    -----------
   Shares outstanding                                                   553,587
                                                                    -----------
   Net asset value, offering price and redemption price
     per share                                                      $     19.25
                                                                    ===========
COMMON SHARES
   Net assets                                                       $ 2,757,676
                                                                    -----------
   Shares outstanding                                                   144,126
                                                                    -----------
   Net asset value, offering price and redemption price
     per share                                                      $     19.13
                                                                    ===========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                         $  148,039
  Interest                                                              21,203
  Securities lending                                                     1,590
  Foreign taxes withheld                                                (1,728)
                                                                    ----------
     Total Investment Income                                           169,104
                                                                    ----------
EXPENSES:
  Investment advisory fees                                             104,634
  Administration fees                                                   17,754
  Custodian fees                                                        59,188
  Registration fees                                                     39,002
  Printing fees                                                         37,667
  Transfer agent fees                                                   24,114
  Audit fees                                                            15,948
  Legal fees                                                            10,348
  Directors fees                                                         9,965
  Distribution fees                                                      2,919
  Interest expense                                                       1,257
  Insurance expense                                                        712
  Miscellaneous fees                                                     1,145
                                                                    ----------
                                                                       324,653
  Less fees waived, expenses reimbursed and
    transfer agent offsets                                            (181,426)
                                                                    ----------
     Total Expenses                                                    143,227
                                                                    ----------
  Net Investment Income                                                 25,877
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions                       1,589,430
  Net change in unrealized appreciation from Investments               357,028
                                                                    ----------
  Net gain on investments                                            1,946,458
                                                                    ----------
  Net increase in net assets resulting
    from operations                                                 $1,972,335
                                                                    ==========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         FOR THE YEAR     FOR THE YEAR
                                                             ENDED            ENDED
                                                       AUGUST 31, 2000  AUGUST 31, 1999
                                                       ---------------  ---------------
FROM OPERATIONS:
  Net investment income                                 $     25,877      $   156,770
  Net gain on investments                                  1,946,458       12,468,793
                                                        ------------      -----------
  Net increase in net assets resulting from operations     1,972,335       12,625,563
                                                        ------------      -----------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
    Institutional shares                                    (124,682)         (49,578)
    Common shares                                               (623)              (1)
  Net realized capital gains:
    Institutional shares                                  (9,020,862)              --
    Common shares                                            (77,776)              --
                                                        ------------      -----------
  Net decrease in net assets from
    dividends and distributions                           (9,223,943)         (49,579)
                                                        ------------      -----------
NET CAPITAL SHARE TRANSACTIONS                           (14,822,032)         253,862
                                                        ------------      -----------
  Total increase/(decrease) in net assets                (22,073,640)      12,829,846
NET ASSETS:
  Beginning of year                                       35,489,286       22,659,440
                                                        ------------      -----------
  End of year                                           $ 13,415,646      $35,489,286
                                                        ============      ===========
  Undistributed net investment income                   $     25,921      $   125,352
                                                        ============      ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL                              COMMON
                                       ------------------------------------------  ---------------------------------
                                       FOR THE YEAR  FOR THE YEAR  FOR THE PERIOD  FOR THE YEAR
                                          ENDED         ENDED      JULY 31, 1998*     ENDED        FOR THE PERIOD
                                        AUGUST 31,    AUGUST 31,   TO AUGUST 31,    AUGUST 31,     OCTOBER 30, 1998*
                                           2000          1999          1998           2000        TO AUGUST 31, 1999
                                       ------------  ------------  --------------  -------------  ------------------
PER SHARE DATA:
  Net asset value, beginning of period   $ 20.15       $ 13.17       $ 15.00          $20.11           $15.95
                                         -------       -------       -------          ------           ------
INVESTMENT ACTIVITIES:
  Net investment income                     0.04          0.08          0.01            0.03+            0.02
  Net gain (loss) on investments
    (both realized and unrealized)          4.83          6.92         (1.84)           4.76             4.16
                                         -------       -------       -------          ------           ------
  Total from investment operations          4.87          7.00         (1.83)           4.79             4.18
                                         -------       -------       -------          ------           ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
    income                                 (0.07)        (0.02)           --           (0.07)           (0.02)
  Distributions from net realized
    capital gains                          (5.70)           --            --           (5.70)              --
                                         -------       -------       -------          ------           ------
  Total dividends and
    distributions                          (5.77)        (0.02)           --           (5.77)           (0.02)
                                         -------       -------       -------          ------           ------
NET ASSET VALUE, END OF PERIOD           $ 19.25       $ 20.15       $ 13.17          $19.13           $20.11
                                         =======       =======       =======          ======           ======
  Total return                            33.88%        53.21%        (12.20)%3       33.42%           26.19%3
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s omitted)                       $10,658       $35,394       $22,659          $2,758           $   95
  Ratio of expenses to average
    net assets                             1.00%1,2      0.99%1        1.00%1,4        1.29%1,2         1.29%1,4
  Ratio of net investment income/
    (loss) to average net assets           0.19%         0.47%         0.92%4          0.18%            0.17%4
  Fund turnover rate                        235%          209%           52%3           235%             209%3

--------------------
1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.25% and 1.42% for the years ended August 31, 2000 and 1999, respectively, and 1.30% annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 3.12% for the year ended August 31, 2000 and 1.74% annualized for the period ended August 31, 1999.

2 Interest earned on univested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

3   Not Annualized.

4   Annualized.

*   Inception Date.

+ Per share information is calculated using the average share outstanding method.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2000
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Warburg, Pincus Focus Fund, Inc. (formerly, Warburg, Pincus Select Economic Value Equity Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of the Fund are currently offered. Common shares for the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear co-administration fees.

              A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. The Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

              B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a class are allocated based on relative net assets of the class.

              C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. The Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes due to generally accepted accounting principles ("GAAP") and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

              D) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              F) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository. At August 31, 2000, the Fund did not have any open repurchase agreements.

              G) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. The Fund may enter into futures contracts subject to certain limitations. Upon entering into a futures

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     contract, the Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. At August 31, 2000, the Fund did not have any open futures contracts.

              H) SECURITIES  LENDING -- Loans of the  securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund did not have any securities on loan to brokers at August 31, 2000.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to an Investment Advisory Agreement, Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment adviser for the Fund described herein.

   For its advisory services, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 0.75% of the Fund's average daily net assets.

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Fund. For the year ended August 31, 2000, the advisory fee earned and waived by CSAM was as follows:

                         GROSS                               NET
                     ADVISORY FEE        WAIVER         ADVISORY FEE
                    --------------     -----------     --------------
                       $104,634         $(85,919)         $18,715

   CSAM reimbursed expenses of the Fund in the amount of $93,867 for the year ended August 31, 2000.

   State Street Bank and Trust Company ("State Street"), serves as the Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   The Fund has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the year ended August 31, 2000, the Fund received credits or reimbursements under this arrangement in the amount of $97.

   Counsellors Fund Services, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC served as co-administrator of the Fund until November 1, 1999. On November 1, 1999 Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to the Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., also serves as the Fund's co-administrator. For administration services, the Fund pays CSAMSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily net assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Fund to CSAMSI for co-administration services for the Institutional shares.

   CFSI, at its discretion, voluntarily waived a portion of its co-administration fees for the Fund. For the period September 1, 1999 to October 31, 1999, the co-administration fee earned and waived by CFSI on the Common shares was as follows:

                         GROSS                               NET
                 CO-ADMINISTRATION FEE   WAIVER     CO-ADMINISTRATION FEE
                 ---------------------   ------     ---------------------
                          $10             $(8)               $2

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administrative fee for the Fund. For the period November 1, 1999 to August 31, 2000, the co-administrative service fee earned and waived by CSAMSI on the Common shares was as follows:

             GROSS CO-ADMINISTRATIVE                NET CO-ADMINISTRATIVE
                       FEE               WAIVER              FEE
             -----------------------   ---------    ---------------------
                      $574               $(459)             $115

   For administration services, PFPC received a fee, for the period September 1, 1999 to July 31, 2000, calculated at an annual rate of .125% on the Fund's average daily net assets subject to a minimum annual fee and exclusive of out-of-pocket expenses. As of August 1, 2000, PFPC receives a fee calculated at an annual rate of .10% at the Fund's first $500 million in average daily net assets, .08% of the next $1 billion in average daily net assets and .06% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out of pocket expenses.

   PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for the Fund. For the year ended August 31, 2000, the co-administration fee earned and waived by PFPC was as follows:

             GROSS CO-ADMINISTRATIVE                NET CO-ADMINISTRATIVE
                       FEE               WAIVER              FEE
             -----------------------    --------    ---------------------
                     $17,170            $(1,076)           $16,094

   In addition to serving as the Fund's co-administrator, CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to the Fund. On August 1, 2000, CSAMSI replaced PDI as distributor to the Fund. No compensation is payable by the Fund to PDI or CSAMSI for distribution services, but CSAMSI receives compensation from the Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. For the Shareholder Servicing and Distribution Plan on the Common shares, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. For the year ended August 31, 2000, the shareholder services fee earned by CSAMSI was $2,919.

NOTE 3. PURCHASES AND SALES OF SECURITIES
   For the year ended August 31, 2000, purchases and sales of investment securities (other than short-term investments) were $30,667,670 and $54,972,822, respectively.

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                          INSTITUTIONAL                                 COMMON
                       ----------------------------------------------  ---------------------------------------------
                                                                                                 FOR THE PERIOD
                          FOR THE YEAR ENDED      FOR THE YEAR ENDED   FOR THE YEAR ENDED       OCTOBER 30, 1998*
                           AUGUST 31, 2000         AUGUST 31, 1999       AUGUST 31, 2000     THROUGH AUGUST 31, 1999
                       ------------------------  --------------------  -------------------   -----------------------
                         SHARES       VALUE       SHARES     VALUE     SHARES     VALUE         SHARES     VALUE
                       ----------  ------------  --------  ----------  -------  ----------      ------    -------
Shares sold               492,615  $  8,749,735   420,175 $ 7,478,114  176,045  $3,150,183      5,210     $102,064
Shares issued in
   reinvestment of
   dividends               86,539    1,293,067      2,776      49,578    4,960      75,842         --           --
Shares repurchased     (1,782,034)  (27,333,275) (387,514) (7,367,592) (41,610)   (757,584)     (479)       (8,302)
                       ----------  ------------  -------- -----------  -------  ----------      -----     --------
Net increase/
   (decrease)          (1,202,880) $(17,290,473)   35,437 $   160,100  139,395  $2,468,441      4,731     $ 93,762
                       ==========  ============  ========  ==========  =======  ==========      =====     ========

*Inception Date

   On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                       NUMBER OF        APPROXIMATE PERCENTAGE
                                     SHAREHOLDERS        OF OUTSTANDING SHARES
                                     ------------       ----------------------
   Institutional shares                    4                      87.89
   Common shares                           2                      34.33

NOTE 5. LINE OF CREDIT

   The Fund, together with other funds advised by CSAM, has established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lender, for temporary or emergency purposes primarily relating to unanticipated Fund share redemption. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. For the year ended August 31, 2000, the Fund had no borrowings under the credit facility.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders Of
Warburg, Pincus Focus Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities including the schedule of investments of Warburg, Pincus Focus Fund, Inc. (the "Fund") as of August 31, 2000, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years (or periods) in the period then ended and its financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.







PricewaterhouseCoopers LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
October 13, 2000

WARBURG PINCUS FUNDS
TAX INFORMATION LETTER

--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

   Corporate shareholders should note for the year ended August 31, 2000, the percentage of Fund's investment income (i.e., net investment income plus short-term capital gains) that qualifies for the intercorporate dividends received deductions is 3.43%.


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

   During the year ended August 31, 2000, the Fund declared the following dividends from realized capital gains:

                      SHORT-TERM                 LONG-TERM
                     CAPITAL GAIN              CAPITAL GAIN
                       PER SHARE                 PER SHARE
                      ----------                ----------
                        $4.6041                   $1.0982

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
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


--------------------------------------------------------------------------------






                       [Warburg Pincus Funds logo omitted]
                              WARBURG PINCUS FUNDS
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874) (TM) www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        WPFOC-2-0800

--------------------------------------------------------------------------------